LEGG MASON CASH RESERVE TRUST

        Supplement to the Prospectus dated April 1, 1996

Under the section entitled "Trust Expenses" on page 3 of the Prospectus, the footnote following the Annual Trust Operating Expenses table is revised to read:

*Effective January 10, 1997, the Trust will begin compensating Legg Mason for distribution costs and services. The fee shown reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. If the full amount of the fee were paid, 12b-1 fees would be 0.15% and total operating expenses would be 0.86%.

Under the section entitled "The Trust's Distributor" on page 14 of the Prospectus, the following is inserted after the fifth sentence in the first paragraph:

     Effective January 10, 1997, the Trust will begin compensating Legg Mason for distribution costs and services.








                                              December 24, 1996

                   LEGG MASON CASH RESERVE TRUST

Supplement to the Statement of Additional Information dated April 1, 1996


Under the section entitled "The Trust's Distributor" on page 17 of the Statement of Additional Information, the following sentence is added to the second paragraph:

Effective January 10, 1997, the Trust will begin compensating Legg Mason for distribution costs and services at an annual rate equal to 0.10% of its average daily net assets. Although the Plan provides for higher payments, Legg Mason has agreed not to request an increase in the amount of payments for at least two years from January 10, 1997.






                                             December 24, 1996